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          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)


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                              DIEDRICH COFFEE, INC.
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                (Name of Registrant as Specified in Its Charter)


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                             [Diedrich Coffee Logo]









                              Diedrich Coffee, Inc.
                              2144 Michelson Drive
                            Irvine, California 92612



                                  May 21, 1997





Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Diedrich Coffee, Inc. to be held on Thursday, June 26, 1997, at 10:00 a.m., local time, at the Disneyland Hotel, 1313 Harbor Boulevard, Anaheim, California 92803. Directions to the meeting location are included on the back page of this booklet for your convenience.

        Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow this letter. Also included is a proxy card and postage paid return envelope.

        YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, NO MATTER HOW MANY SHARES YOU OWN. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL STILL HAVE THE OPPORTUNITY TO DO SO.

        The Board of Directors appreciates your continued interest in the affairs of the Company. We look forward to personally greeting those stockholders who are able to attend the Annual Meeting of Stockholders.

                                   Sincerely,


                                   /s/Lawrence Goelman
                                   Lawrence Goelman
                                   Chairman of the Board

                              DIEDRICH COFFEE, INC.
                              2144 MICHELSON DRIVE
                            IRVINE, CALIFORNIA 92612

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 1997

To the Stockholders of
Diedrich Coffee, Inc.

        The Annual Meeting of Stockholders of Diedrich Coffee, Inc., a Delaware corporation (the "Company"), will be held at the Disneyland Hotel, 1313 Harbor Boulevard, Anaheim, California 92803, on Thursday, June 26, 1997, at 10:00 a.m., local time, for the following purposes:

        1. To elect four directors to serve until the next annual meeting of stockholders of the Company and until their respective successors are elected and qualified;

        2. To approve a proposal to amend the Company's 1996 Stock Incentive Plan to increase by 300,000 shares (subject to antidilution adjustments specified in the plan) the total number of shares of the Company's Common Stock reserved for issuance under such plan;

        3. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending January 28, 1998; and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Company's Board of Directors has fixed the close of business on May 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By Order of the Board of Directors



                                        /s/ MARTIN R. DIEDRICH
                                        Martin R. Diedrich
                                        Vice Chairman of the Board and Secretary

Irvine, California
May 21, 1997

                              DIEDRICH COFFEE, INC.
                              2144 MICHELSON DRIVE
                            IRVINE, CALIFORNIA 92612

                                ---------------

                                 PROXY STATEMENT

                                ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 1997

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Diedrich Coffee, Inc., a Delaware corporation (the "Company"), for use at the Company's 1997 Annual Meeting of Stockholders to be held on June 26, 1997 at 10:00 a.m. (the "Meeting") and at any and all postponements and adjournments of the Meeting. The Meeting will be held at the Disneyland Hotel, 1313 Harbor Boulevard, Anaheim, California 92803. Directions to the meeting location are provided at the end of this Proxy Statement. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about May 21, 1997.

        The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals. Proxies may be solicited in person or by telephone, telefax or other electronic means by directors, officers or employees of the Company who will not receive any additional compensation for such solicitation.

                                     VOTING

        The close of business on May 12, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 5,391,650 shares of the Company's Common Stock outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof.

        Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on a proposal presented to stockholders and generally have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

        Each proxy submitted by a stockholder will, unless otherwise directed by the stockholder in the proxy, be voted FOR (i) election of the four director nominees named herein; (ii) approval of an amendment to the Company's 1996 Stock Incentive Plan (the "Plan") to increase by 300,000 shares (subject to antidilution adjustments specified in the Plan) the total number of shares of the Company's Common Stock reserved for issuance under the Plan; and (iii) ratification of the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending January 28, 1998. If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of May 13, 1997 by those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company's Common Stock, by each of the present directors, by each of the executive officers named in the Summary Compensation Table found elsewhere in this Proxy Statement, and by all directors and executive officers of the Company as a group. On May 13, 1997, there were 5,391,650 shares of Common Stock outstanding. The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting and investment powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the U.S. Securities and Exchange Commission or information provided to the Company by such beneficial owners.


          Name and Address                  Amount and Nature                Percent of
        of Beneficial Owner             of Beneficial Ownership(1)             Class
--------------------------------        -------------------------            ----------

D.C.H., L.P. (2)                                 1,224,197                      22.7%
    450 Newport Center Drive
    Suite 450
    Newport Beach, CA  92660

Diedrich Partners I, L.P. (3)                      552,654                      10.3%
    3 Civic Plaza
    Suite 170
    Newport Beach, CA  92660

Peter Churm                                          5,000 (4)                   *

Martin R. Diedrich                                 655,107                      12.2%

Lawrence Goelman                                    55,000 (5)                   1.0%

Paul C. Heeschen                                 1,485,111 (6)                  27.5%

Steven A. Lupinacci                                295,864 (7)                   5.4%

All directors and executive
    officers as a group (6 persons)              2,543,582                      46.1%

-----------------------------


*       Less than 1%
(1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of May 13, 1997 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2) Mr. Heeschen is the sole general partner of this limited partnership with voting and investment power as to all shares beneficially owned by the limited partnership.

(3) Amre A. Youness is the sole general partner of this limited partnership with voting and investment power as to all of the shares beneficially owned by the limited partnership.

(4) Includes 5,000 shares subject to options that are exercisable within 60 days.

(5) Includes 55,000 shares subject to options that are exercisable within 60 days.

(6) Includes 1,224,197 shares beneficially owned by D.C.H., L.P. and 255,914 shares beneficially owned by Redwood Enterprises VII, L.P. Mr. Heeschen is the sole general partner of each of these partnerships with voting and investment power as to all of such shares. Also includes 5,000 shares subject to options that are exercisable within 60 days. Does not include a limited partnership interest of approximately 2.2% of Diedrich Partners I, L.P. owned by Mr. Heeschen as he does not exercise any voting or investment power with respect to the shares owned by Diedrich Partners I, L.P.

(7) Includes 65,986 shares subject to options that are exercisable within 60 days.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Company's directors are elected at each annual meeting of stockholders. Currently, the number of authorized directors of the Company is four. At the Meeting, four directors will be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If a quorum is present at the Meeting, the nominees receiving the greatest number of votes up to the number of authorized directors will be elected.

NOMINEES FOR ELECTION

        All of the nominees for election as directors at the Meeting set forth in the table below are incumbent directors. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the Meeting become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the Company's knowledge, all the nominees will be available to serve.

        The following biographical information is furnished with respect to each of the four nominees for election at the Meeting.

Nominee                              Age   Principal Occupation                     Director Since
-------------------------------      ---   ------------------------------------     ---------------

Lawrence Goelman (1)                 56    Chairman of the Board and Interim          1996
                                           Chief Executive Officer of the
                                           Company


Martin R. Diedrich (2)               38    Vice Chairman of the Board,                1985
                                           Secretary and Chief Coffee Officer
                                           of the Company


Peter Churm (3)                      71    Chairman Emeritus, Furon Company,          1996
                                           a diversified manufacturing company


Paul C. Heeschen (4)                 40    Principal, Heeschen & Associates,          1996
                                           a private investment firm

------------

(1) Mr. Goelman has been the interim Chief Executive Officer since March 1997 and has served as a member of the Board of Directors since October 1996. He assumed the position of Chairman of the Board in April 1997. Most recently, Mr. Goelman served as President and Chief Executive Officer of Pinnacle Micro, Inc. from May 1996 to December 1996. Mr. Goelman has also been a managing partner of Tremont Partners, Inc. since June 1995. Prior to that, he served as Chairman, President and Chief Executive Officer of CostCare, Inc. for fourteen years. Mr. Goelman also currently serves as a director of Urohealth, Inc.

(2) Mr. Diedrich has been employed by the Company for more than five years. In April 1997, he became Vice Chairman of the Board and Chief Coffee Officer as well as continuing as the Company's Corporate Secretary. Prior to that time, Mr. Diedrich served as Director of Coffee. In addition, he served as Chairman of the Board from January 1996 to April 1997. He also presently serves on the Real Estate Committee. Mr. Diedrich is an internationally recognized specialty coffee expert who is a frequent speaker at industry functions.

(3) Mr. Churm has been Chairman Emeritus of Furon Company since 1992. He served as Chairman of the Board of Furon Company from May 1980 through February 1992 and was President of that company for more than sixteen years prior to that time. He is presently a member of the boards of directors of Furon Company and CKE Restaurants, Inc.

(4) Mr. Heeschen became a director of the Company in January 1996 and serves as a member of the Real Estate Committee. For the past five years, Mr. Heeschen has been a principal of Heeschen & Associates, a private investment firm. He is also the sole general partner of D.C.H., L.P. and Redwood Enterprises VII, L.P., each of which are stockholders of the Company.

BOARD COMMITTEES AND MEETINGS

        The Company's Board of Directors has standing Compensation and Audit Committees. The Company has no standing nominating committee but rather the Board of Directors acts as a committee of the whole with respect to nominations for membership on the Board. The members of each Committee and the functions performed thereby are described below:

        Audit Committee. The Audit Committee of the Board of Directors currently consists of Mr. Churm, Mr. Heeschen and Mr. Goelman, each of whom have been a member of the Audit Committee since its formation. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal control functions and monitors transactions between the Company and its employees, officers and directors.

        Compensation Committee. The Compensation Committee of the Board of Directors consisted of Mr. Churm, Mr. Goelman and Mr. Heeschen for the fiscal year ended January 29, 1997 and for the subsequent interim period until March 11, 1997. Since March 11, 1997 the Compensation Committee has consisted of Mr. Churm and Mr. Heeschen. The Compensation Committee administers the Company's stock option plans and sets compensation levels for executive officers of the Company.

        During the Company's fiscal year ended January 29, 1997, there were five meetings of the Board of Directors, one meeting of the Audit Committee, and one meeting of the Compensation Committee. While a director, each of the current Board members attended 75% or more of the meetings of the Board of Directors and meetings of the committees on which he served during such period.

DIRECTORS' COMPENSATION

        Directors who are also employees of the Company receive no extra compensation for their service on the Board. Non-employee directors receive reimbursement for out-of-pocket expenses incurred in attending Board meetings and receive certain stock option grants under the Company's 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan").

        Pursuant to the Company's Non-Employee Directors Plan, each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of an option to purchase up to 10,000 shares of the Company's Common Stock. These initial options will vest and become exercisable with respect to 50% of the underlying shares upon the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the first annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date, and with respect to the remaining 50% of the underlying shares upon the earlier of (i) the second anniversary of the grant date or (ii) immediately prior to the second annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date. In addition to an initial grant, each non-employee director will also receive, upon re-election to the Board, an automatic grant of an option to purchase up to 5,000 additional shares of the Company's Common Stock. These additional options will vest and become exercisable upon the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date.

        All non-employee director options have a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The Non-Employee Directors Plan provides that the exercise price may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company in connection with a change in control.

        During the fiscal year ended January 29, 1997, 30,000 options were issued to the Company's non-employee directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information with respect to compensation paid by the Company in fiscal years 1996 and 1997 to the Company's Chief Executive Officer and the Company's next most highly compensated persons who were serving as executive officers of the Company at the end of the fiscal year ended January 29, 1997 and whose total annual salary and bonus for that fiscal year exceeded $100,000 (the "Named Executive Officers").

                                                                     Long-Term
                                                       Annual      Compensation
                                                    Compensation      Awards
                                                    ------------   -------------
                                                                    Securities
                                                                    Underlying
Name and Principal Position               Year       Salary($)      Options(#)
--------------------------------------    ----       ----------    -------------

Steven A. Lupinacci (1)                   1997     130,000             --
    Former Chief Executive Officer,       1996     116,638         131,350
    President and Chief Financial
    Officer


Martin R. Diedrich                        1997     100,000             --
    Vice Chairman of the Board,           1996      87,500             --
    Secretary and Chief Coffee
    Officer


(1) Mr. Lupinacci resigned as Chief Executive Officer, President and Chief Financial Officer effective March 12, 1997 and Lawrence Goelman assumed the position of interim Chief Executive Officer on the same date.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

        The following table sets forth the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on January 29, 1997, and the aggregate gains that would have been realized had these options been exercised on January 29, 1997, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date. The Named Executive Officers did not exercise any stock options during the 1997 fiscal year.

                         Number of Securities           Value of Unexercised
                        Underlying Unexercised          In-the-Money Options
       Name           Options at Fiscal Year End(#)    At Fiscal Year End ($)(1)
--------------------  --------------------------        ---------------------------

                     Exercisable  Unexercisable(2)     Exercisable  Unexercisable(2)

Steven A. Lupinacci    32,993        98,357             232,601        693,417

Martin R. Diedrich      __              __                 __             __

-----------------------

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on January 29, 1997. The closing price of the Company's Common Stock on that day on the NASDAQ National Market System was $8.50. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

(2) Future exercisability is subject to a number of factors, including, but not limited to, the optionee remaining employed by the Company.

EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS

        In April 1997, Lawrence Goelman, a director of the Company, entered into a letter agreement with the Company regarding his role as interim President and Chief Executive Officer (subsequently, Mr. Goelman assumed the role of Chairman and interim Chief Executive Officer and Mr. Kerry W. Coin was promoted to President and Chief Operating Officer). The term of Mr. Goelman's agreement is not anticipated to exceed six months from the date of the agreement. The agreement provides for a salary of $10,000 per month for so long as Mr. Goelman shall remain in the role of interim Chief Executive Officer and/or Chairman. In addition, he received options pursuant to the Company's 1996 Stock Incentive Plan to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, which represented the closing price for the stock on the date of the agreement. Options to purchase 25,000 shares became exercisable on April 23, 1997 and options to purchase the remaining 75,000 shares become exercisable in increments of 15,000 shares commencing on May 23, 1997 and on the 23rd day of each month thereafter for so long as he shall remain in the role of interim Chief Executive Officer and/or Chairman. The agreement is "at will" and may be terminated, with or without cause, at any time, by the Company or Mr. Goelman.

        In August 1996, Kerry W. Coin joined the Company as its Executive Vice President and Chief Operating Officer and entered into a three year employment agreement with the Company (in April 1997, he was promoted to President and Chief Operating Officer). The agreement provides for an annual base salary of $120,000 per year, subject to periodic adjustment by the Board of Directors. Mr. Coin is also entitled to receive employee benefits consistent with the Company's policies for other senior executives and may be eligible for performance bonuses based upon the Company's performance and Mr. Coin's contributions thereto. The agreement also provides for the grant of options pursuant to the Company's 1996 Stock Incentive Plan to purchase 120,000 shares of the Company's Common Stock at an exercise price of $9.50 per share, which represented the per share price of the Common Stock in the Company's initial public offering consummated in September 1996.

        In June 1995, Martin R. Diedrich entered into a three-year employment agreement with the Company. The agreement provides for an annual base salary of $100,000 per year, subject to periodic adjustment by the Board of Directors. The Board of Directors may also grant Mr. Diedrich performance bonuses based upon the Company's performance and Mr. Diedrich's contributions thereto. Mr. Diedrich is also entitled to receive employee benefits consistent with the Company's policies for other senior executives. The agreement further provides that Mr. Diedrich shall not be required to relocate outside of Orange County, California as a condition to his employment.

        In June 1995, Steven A. Lupinacci, the Company's then President, Chief Executive Officer and Chief Financial Officer, entered into a three-year employment agreement with the Company. The agreement provided for an annual base salary of $125,000 per year, subject to periodic adjustment by the Board of Directors. The Board of Directors could also grant Mr. Lupinacci performance bonuses based upon the Company's performance and Mr. Lupinacci's contributions thereto. Mr. Lupinacci was also entitled to receive employee benefits consistent with the Company's policies for other senior executives. Mr. Lupinacci resigned from the Company effective March 12, 1997. Pursuant to an agreement between the Company and Mr. Lupinacci dated May 13, 1997 which terminated his employment agreement, the Company paid Mr. Lupinacci $75,000 and agreed to pay him an additional amount of approximately $88,000 in the fiscal year ending January 27, 1999 in full satisfaction of the Company's obligations under Mr. Lupinacci's employment agreement.

        Also in June 1995, the Company entered into a stock option plan and agreement with Mr. Lupinacci. The expiration date of the agreement was June 29, 2005. The agreement provided for a maximum grant of options to purchase 131,350 shares of the Company's Common Stock at an exercise price of $1.45 per share upon the occurrence of certain events. As a result of the Company's initial public offering in September 1996, options to purchase 79,183 shares began to vest in twelve equal installments at the end of each month after the closing of the initial public offering. These options to purchase the 79,183 shares shall terminate on March 12, 1999. The remainder of the options granted under this agreement terminated on the effective date of Mr. Lupinacci's resignation from the Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Company's Board of Directors was formed upon consummation of the Company's initial public offering in September 1996. The Compensation Committee consisted of Mr. Churm, Mr. Goelman and Mr. Heeschen from the formation of the Committee through the remainder of the fiscal year ended January 29, 1997 and for the subsequent interim period until March 11, 1997. On March 11, 1997, immediately prior to his appointment as the Company's interim President and Chief Executive Officer, Mr. Goelman resigned from the Compensation Committee. Since March 11, 1997, the Compensation Committee has consisted of Mr. Churm and Mr. Heeschen.

        The Compensation Committee administers the Company's stock option plans and sets compensation levels for the Company's executive officers. The Company's executive compensation policies and programs are designed to (i) provide competitive levels of overall compensation that will attract and retain the best executive talent in the industry, (ii) motivate executive officers to perform at their highest level, (iii) align executive officer and stockholder interests to create stockholder value and (iv) reward executive officers for achievement of corporate and individual objectives.

        To achieve these goals, the Compensation Committee and the Board of Directors have established an executive compensation program consisting primarily of three integrated components: base salary, annual bonus and stock options.

        Base Salary. Base salaries for executive officers are set by the Compensation Committee after considering factors such as competitive environment, experience level, position, responsibility and overall contribution of the executive. Base salaries for the Named Executive Officers were established in their respective employment agreements effective as of June 29, 1995 and provide for a base salary of $125,000 and $100,000 for Messrs. Lupinacci and Diedrich, respectively.

        Annual Bonus. All executive officers, including the Chief Executive Officer, are eligible to receive an annual bonus. Both of the employment agreements for the Named Executive Officers provide for discretionary performance bonuses based upon the Company's performance and the respective Named Executive Officer's contribution thereto. The Compensation Committee determined that no annual bonuses would be paid to Named Executive Officers for the fiscal year ending January 29, 1997.

        Stock Options. The third component of the compensation program for executive officers is in the form of stock option awards. The Company's 1996 Stock Incentive Plan provides for long-term incentive compensation for employees of the Company, including executive officers. Stock option awards align the interests of executive officers with those of stockholders by providing an equity interest in the Company, thereby providing incentive for such executive officers to maximize stockholder value. Option awards directly tie executive compensation to the value of the Company's stock. The Compensation Committee is responsible for determining, subject to the terms of the 1996 Stock Incentive Plan, the individuals to whom grants are made, the timing of grants and the number of shares per grant. The number of shares are determined based upon the individual's position in the Company, competitive Company practices and the number of unvested shares already held by the individual. Stock options are generally granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. No additional stock options were granted to the Named Executive Officers in fiscal year 1997.

        Chief Executive Officer Compensation. Pursuant to his employment agreement, which was entered into in June 1995, the Chief Executive Officer's compensation for fiscal 1997 consisted of his base salary of $125,000 as provided in such agreement. The Chief Executive Officer did not receive an annual bonus for such year. Such a bonus is at the discretion of the Company's Board of Directors under such agreement. Pursuant to a stock option plan and agreement entered into between the Company and the Chief Executive Officer in June 1995, the Chief Executive Officer received, at the time the agreement was entered into, a grant of options to purchase 131,350 shares of the Company's Common Stock at an exercise price of $1.45 per share. These options become exercisable on the eighth anniversary of the date of grant, subject to accelerated vesting upon the occurrence of certain events. As a result of the Company's initial public offering in September 1996, options to purchase 79,183 shares of the Company's Common Stock began to vest in twelve equal installments at the end of each month after the closing of the initial public offering.

        Policy with Respect to Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code was amended to add Section 162(m). Section 162(m) and the regulations thereunder place a limit of $1 million on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. At the present time, the Company's executive officer compensation levels do not exceed $1 million. The Compensation Committee and the Board of Directors plan to take such actions in the future to minimize the loss of tax deductions related to compensation as they deem necessary and appropriate in light of specific compensation objectives.

                                                   Respectfully submitted,

                                                   Peter Churm
                                                   Paul C. Heeschen







                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Company's Board of Directors was formed upon consummation of the Company's initial public offering in September 1996. The Compensation Committee consisted of Mr. Churm, Mr. Goelman and Mr. Heeschen from the formation of the Committee through the remainder of the fiscal year ended January 29, 1997 and for the subsequent interim period until March 11, 1997. Since March 11, 1997, the Compensation Committee has consisted of Mr. Churm and Mr. Heeschen. Except for Mr. Goelman, who served as a member of the Compensation Committee prior to his appointment as interim President and Chief Executive Officer of the Company on March 12, 1997, no member of the Compensation Committee was, at any time during the fiscal year ended January 29, 1997 or at any other time, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                             STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period beginning on September 12, 1996 (the date on which the Company's Common Stock was first publicly traded) and ending on January 29, 1997 with the Center for Research in Securities Prices ("CRSP") Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Total Return Index for NASDAQ Retail Trade Stocks. The graph assumes that $100 was invested on September 12, 1996 in the Company's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Although the graph would normally cover a five-year period, the Company's Common Stock has been publicly traded only since September 12, 1996, so the graph commences as of such date. The comparisons in the graph are required by the U.S. Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.



                                  [LINE GRAPH]


                                        SEPTEMBER 12, 1996  JANUARY 29, 1997
                                        ------------------  ----------------

DIEDRICH COFFEE, INC.                          $100              $80.95


NASDAQ STOCK MARKET - U.S.                     $100             $116.06


NASDAQ - RETAIL                                $100              $97.31

                              CERTAIN TRANSACTIONS

        In March 1997, the Company received a commitment for a $1 million line of credit on arms-length terms from D.C.H., L.P., a significant stockholder of the Company. No specific terms have yet been established for this line of credit and the Company has no outstanding borrowings under this commitment. As of May 13, 1997, D.C.H., L.P. owned approximately 22.7% of the Company's outstanding Common Stock. In addition, Mr. Heeschen, a director of the Company, is the sole general partner of D.C.H., L.P.

        On May 20, 1996, the Company entered into a revolving promissory note with a maximum principal amount of $2,000,000 payable to Redwood Enterprises VII, L.P. ("Redwood Enterprises"). This note was subordinate to the Company's line of credit with Bank of America. The interest rate on the note was the prime rate plus three percent, and the note became due and payable on September 30, 1996. The outstanding balance on this note was repaid in full and the note terminated on September 30, 1996. As of May 13, 1997, Redwood Enterprises owned approximately 4.7% of the Company's outstanding Common Stock. In addition, Mr. Heeschen, a director of the Company, is the sole general partner of Redwood Enterprises.

        On October 10, 1995, Wells Fargo Bank extended to the Company a revolving line of credit in the amount of $750,000 that was guaranteed by Martin
R. Diedrich. On February 20, 1996, the line of credit was amended and the borrowing base was increased to $2,000,000, the guarantee was released and the due date was extended to February 1997. This line of credit, which was collaterized by substantially all of the Company's assets, was replaced by the Company with a new line of credit and terminated on July 19, 1996.

        During the period from 1990 to 1995, the Company made a series of unsecured loans to Martin R. Diedrich, the Company's Vice Chairman of the Board, Secretary and Chief Coffee Officer. These loans were scheduled to mature on February 1, 1999 and accrued interest at a rate of 5.19% per annum. At January 31, 1996, the aggregate outstanding balance of these loans was $35,546. The outstanding balance of these loans was repaid in full on September 27, 1996.





             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the directors and officers of the Company and persons who own more than 10% of the Company's equity securities are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the U.S. Securities and Exchange Commission and the NASDAQ National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended January 29, 1997. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended January 29, 1997, all of these reports were timely filed except that Forms 3 required for each of the Named Executive Officers, Edwin Ott, Kerry Coin, Paul Heeschen, D.C.H., L.P., Redwood Enterprises VII, L.P. and Diedrich Partners I, L.P., and Forms 4 for Edwin Ott, Peter Churm and Lawrence Goelman were not timely filed.

                                   PROPOSAL 2

  APPROVAL OF AMENDMENT TO THE COMPANY'S 1996 STOCK INCENTIVE PLAN TO INCREASE
                                AVAILABLE SHARES

        The maximum number of shares of the Company's Common Stock that may be issued pursuant to awards under the Company's 1996 Stock Incentive Plan (the "Plan") is currently 475,000, and options covering a total of 265,000 shares are outstanding or have been exercised under the Plan. Accordingly, only 210,000 shares remain available for new grants. The Company relies heavily upon the Plan to recruit, retain, and reward qualified employees, and the Company's Board of Directors has unanimously approved, subject to approval by the Company's stockholders, an amendment of the Plan to increase by 300,000 shares (subject to antidilution adjustments specified in the Plan) the total number of shares of the Company's Common Stock reserved for issuance under the Plan. A copy of the Plan, as amended, may be obtained upon written request to the Company's Investor Relations firm at the address listed on page 15.

SUMMARY OF THE 1996 STOCK INCENTIVE PLAN

        The following is a summary of the principal features of the Plan as in effect and proposed to be amended by Proposal 2.

        Purpose and Eligibility. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing eligible persons with financial incentives to promote the success of the Company's business objectives by increasing eligible persons' proprietary interest in the Company. Under the Plan, any officer, key employee, consultant or advisor of the Company designated from time to time by the Plan's administrative committee (the "Committee") is eligible to receive grants of a variety of stock-based incentive awards, including incentive and nonstatutory stock options, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits.

        Stock Options. Stock options granted under the Plan ("Options") may be incentive stock options, which are intended to qualify under the provisions of
Section 422 of the Internal Revenue Code ("Incentive Options"), or non-qualified stock options, which do not so qualify ("Non-qualified Options"). The exercise price for each Option shall be determined by the Committee at the date of grant. The exercise price for each Incentive Option granted under the Plan generally may not be less than the fair market value of the underlying Common Stock on the date of grant and the exercise price for each Non-qualified Option granted under the Plan generally may not be set below the par value of the shares of Common Stock subject to the Option. The exercise price of any Option may be paid in cash or any other consideration the Committee deems acceptable, including delivery of capital stock of the Company (surrendered by the optionee or withheld from the shares otherwise deliverable upon exercise) or surrender of other awards previously granted to the recipient exercising the Option. The Committee may allow the Company to loan the exercise price to the optionee or to allow exercise in a broker-assisted transaction in which the exercise price will not be received until after exercise, if the exercise of the Option is followed by an immediate sale of some of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

        Options granted under the Plan vest, become exercisable, and terminate as determined by the Committee. All Options granted under the Plan may be exercised at any time after they vest and before their expiration date, provided that no Option may be exercised more than ten years after its grant. In the absence of a specific written agreement to the contrary, an employee's Options will generally terminate (a) immediately upon termination of the recipient's employment with the Company for just cause; (b) six months after death, permanent disability or normal retirement (or, if earlier, the date such options would expire in accordance with their terms had the employee remained employed); and (c) thirty days after the date of termination of employment for any other reason (or, if earlier, the date such options would expire in accordance with their terms had the employee remained employed). Notwithstanding the foregoing, the Committee may designate shorter or longer periods after termination of employment to exercise any Option. Options cease to vest upon termination of employment, but the Committee may accelerate the vesting of any or all Options that had not become exercisable on or prior to the date of such termination.

        Other Awards. In addition to Options, the Committee may also grant restricted stock, stock appreciation rights ("SARs"), stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits. For all such awards, the Committee shall generally determine the relevant criteria, terms and restrictions.

        Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Code imposes a $1 million limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an award under the Plan. Under the Plan, no one person will be granted any awards with respect to more than 200,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Section 162(m). However, this limitation will not apply if it is not required in order for the compensation attributable to awards granted under the Plan to qualify as performance- based compensation pursuant to
Section 162(m). If Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of Common Stock after the date of grant, the Committee, in order to qualify an award as performance-based compensation can condition the grant, award, vesting or exercisability of such an award on the attainment of a preestablished, objective performance goal. The Plan defines a preestablished, objective performance goal to include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income,
(i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

        Securities Subject to Plan. No more than 475,000 shares of Common Stock (775,000 shares if Proposal 2 is approved) may be issued pursuant to or upon exercise of awards granted under the Plan. Shares of Common Stock subject to unexercised portions of any award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an award that are reacquired by the Company pursuant to the terms of the award under which the shares were issued, will again become eligible for the grant of further awards under the Plan. The number and kind of shares of Common Stock or other securities available under the Plan in general, as well as the number and kind of shares of Common Stock or other securities subject to outstanding awards and the exercise price per share of such awards, may be proportionately adjusted to reflect stock splits, stock dividends, and other capital stock transactions.

        Administration, Amendment and Termination. The Plan is administered by a committee of two or more directors of the Company (the "Committee") who are disinterested within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. The Plan permits the Committee to select eligible persons to receive awards and to determine the terms and conditions of awards. Under the Plan, options to purchase Common Stock may be granted with an exercise price below the market value of such stock on the grant date.

        The Board of Directors or the Committee may amend, suspend or terminate the Plan at any time. However, only the Committee may take actions affecting selection of award recipients or the timing, pricing and amounts of any awards. In addition, the maximum number of shares that may be sold or issued under the Plan may be increased and the class of persons eligible to participate in the Plan may be altered only with the approval of the Company's stockholders. With respect to all other amendments to the Plan, the Board may, in its discretion, determine that such amendment shall only become effective upon approval by the stockholders of the Company if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities laws, federal or state tax laws, or for the purpose of satisfying applicable stock exchange listing requirements.

        Federal Income Tax Consequences. The following is a brief description of the federal income tax treatment which will generally apply to Options and other awards granted under the Plan, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of Options and other awards will depend on the specific circumstances of the recipient. No information is provided herein with respect to estate, inheritance, gift, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an option or other award or the disposition of any acquired shares under those laws.

        Incentive Options. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. If the optionee sells the shares acquired upon the exercise of an Incentive Option ("Incentive Option Shares") at any time after the later of (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option (the "Incentive Option holding period"), then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price paid for the Incentive Option Shares, and the Company will not be entitled to any deduction. If the optionee disposes of the Incentive Option Shares at any time during the Incentive Option holding period, then (1) the optionee will recognize capital gain in an amount equal to the excess, if any, of the sales price over the fair market value of the Incentive Option Shares on the date of exercise, (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the Incentive Option Shares on the date of exercise, over the exercise price paid for the Incentive Option Shares, (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price paid for the Incentive Option Shares over the sales price of the Incentive Option Shares, and (4) the Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

        The exercise of an Incentive Option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an Incentive Option is exercised over the purchase price of the shares is included in income for the purposes of the alternative minimum tax even though it is not included in the taxable income for purposes of determining the regular tax liability of an Incentive Option recipient. Consequently, an optionee may be obligated to pay alternative minimum tax in the year such optionee exercises an Incentive Option.

        Non-qualified Options. The grant of a Non-qualified Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise of the Non-qualified Option ("Non-qualified Option Shares") (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount. See "Special Rules for Insiders," below. A subsequent sale of the Non-qualified Option Shares generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid for such shares plus the ordinary income recognized with respect to such shares. Such gain or loss will be treated as short-term or long-term depending on the optionee's holding period for the shares involved in the disposition. If an optionee receives a Non-qualified Option having an exercise price that is only a small fraction of the value of the underlying Non-qualified Option Shares on the date of grant, such optionee may be required to include the value of the option in taxable income at the time of grant.

        Special Rules for Insiders. If an optionee is a director, officer or stockholder subject to Section 16 of the Securities Exchange Act of 1934 (an "Insider") and exercises an Option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the Common Stock upon) the earlier of the following two dates: (i) six months after the date of grant or (ii) a disposition of the Common Stock, unless the Insider makes an election under Section 83(b) of the Code within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying Common Stock on the date of exercise.

        Miscellaneous Tax Issues. Special rules will apply in cases where an optionee pays the exercise or purchase price of the Option or applicable withholding tax obligations under the Plan by delivering previously owned Common Stock or by reducing the amount of Common Stock otherwise issuable pursuant to the Option. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares. The Plan provides that, in the event of certain changes in ownership or control of the Company, the right to exercise Options otherwise subject to a vesting schedule may be accelerated. In the event such acceleration occurs and depending upon the individual circumstances of the recipient, certain amounts with respect to such Options may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 2. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.


                                   PROPOSAL 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        By selection of the Company's Board of Directors, the accounting firm of KPMG Peat Marwick LLP, certified public accountants, has served as the Company's auditor since January 17, 1997. The Board of Directors has again selected KPMG Peat Marwick LLP to serve as the Company's independent accountants for the fiscal year ending January 28, 1998. The matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent accountants by the affirmative vote of a majority of the shares represented and voted at the Meeting. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of KPMG Peat Marwick LLP and will either continue to retain this firm or appoint new auditors upon recommendation of the Audit Committee.

        One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 28, 1998.

        As previously reported by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 24, 1997, effective January 17, 1997, KPMG Peat Marwick LLP was engaged as the Company's principal accountant to audit the Company's financial statements after the Company dismissed BDO Seidman, LLP as such principal accountant. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Board of Directors.

        During the two fiscal years ended January 31, 1996 and the subsequent interim period through January 17, 1997, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, the reports of BDO Seidman, LLP for the last two years did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, scope or accounting principles.

        In addition, during the two fiscal years ended January 31, 1996 and the subsequent interim period through January 17, 1997, (a) BDO Seidman, LLP never advised the Company of any reportable event as defined in paragraphs (A) through
(D) of Regulation S-K, Item 304(a)(1)(v) and (b) the Company (or someone on its behalf) did not consult KPMG Peat Marwick LLP regarding either: (i) the application of accounting principles to a specified transaction or (ii) any matter that was either the subject of a disagreement or a reportable event.


                              STOCKHOLDER PROPOSALS

        Stockholders who wish to have proposals for action at the Company's 1998 Annual Meeting of Stockholders considered for inclusion in next year's proxy statement and form of proxy must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than January 21, 1998. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                                  ANNUAL REPORT

        The Company's 1997 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. In addition, a copy of the Company's 1997 Annual Report to Stockholders, which contains the Company's annual report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, will be furnished without charge to stockholders upon written request to:

                           Coffin Communications Group
                       15300 Ventura Boulevard, Suite 303
                         Sherman Oaks, California 91403
                                 (818) 789-0100

Irvine, California
May 21, 1997






    STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN
       THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE
              IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                  DIRECTIONS TO


                              DIEDRICH COFFEE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS


                                  JUNE 26, 1997
                                   10:00 A.M.



                         FROM THE 405 FREEWAY NORTHBOUND

              Take the 405 Freeway north to the 55 north (Riverside
                Freeway) to the 5 Freeway north. Exit on Katella
                              Avenue and turn left.
                           Turn right on West Street.
                            The hotel is on the left.


                         FROM THE 405 FREEWAY SOUTHBOUND

               Take the 405 Freeway south to the 22 (Garden Grove
                Freeway). Exit on Harbor Boulevard and turn left.
                          Turn left on Katella Avenue.
                           Turn right on West Street.
                            The hotel is on the left.


                          FROM THE 5 FREEWAY NORTHBOUND

                            Take the 5 Freeway north.
                      Exit on Katella Avenue and turn left.
                           Turn right on West Street.
                            The hotel is on the left.


                          FROM THE 5 FREEWAY SOUTHBOUND

                            Take the 5 Freeway south.
                        Exit on Ball Road and turn right.
                            Turn left on West Street.
                            The hotel is on the left.







                                 MEETING ADDRESS
                                DISNEYLAND HOTEL
                              1313 HARBOR BOULEVARD
                            ANAHEIM, CALIFORNIA 92803

[Front side of proxy]


PROXY                        DIEDRICH COFFEE, INC.
                     2144 MICHELSON DRIVE, IRVINE, CA 92612
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Martin R. Diedrich and Kerry W. Coin, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Diedrich Coffee, Inc. held of record by the undersigned on May 12, 1997, at the Annual Meeting of Stockholders to be held on June 26, 1997, and at any postponements or adjournments thereof. The proposals referred to below are described in the Proxy Statement for the Annual Meeting of Stockholders dated May 21, 1997.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.   ELECTION OF DIRECTORS.
     [ ] FOR                                                       [ ]WITHHOLD AUTHORITY                      NOMINEES:
               all nominees listed at right                           to vote for all nominees listed         Peter Churm
               (except as marked to the contrary below)               at right                                Martin R. Diedrich
                                                                                                              Lawrence Goelman
                                                                                                              Paul C. Heeschen
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH OR
     OTHERWISE STRIKE OUT THE NOMINEE'S NAME AT RIGHT)
2.   APPROVAL OF AN AMENDMENT TO THE DIEDRICH COFFEE, INC. 1996 STOCK INCENTIVE PLAN TO INCREASE BY 300,000 SHARES THE TOTAL
     NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK THAT MAY BE ISSUED PURSUANT TO SUCH PLAN.
     [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
3.   RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING
     JANUARY 28, 1998.
     [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
4.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (IMPORTANT -- PLEASE SIGN ON OTHER SIDE)

[Reverse side of proxy]


                          (CONTINUED FROM OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                                       Dated:  , 1997

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       Please sign your name
                                                       exactly as it appears
                                                       hereon. When shares are
                                                       held by joint tenants,
                                                       both should sign. When
                                                       signing as attorney,
                                                       executor, administrator,
                                                       trustee or guardian,
                                                       please give full title as
                                                       such. If a corporation,
                                                       please sign in full
                                                       corporate name by
                                                       President or other
                                                       authorized officer. If a
                                                       partnership, please sign
                                                       in full partnership name
                                                       by authorized person.

                                                       PLEASE MARK, SIGN, DATE
                                                       AND RETURN THIS PROXY
                                                       CARD PROMPTLY USING THE
                                                       ENCLOSED ENVELOPE.


[Note: Proxy card size is 7-3/8 by 3-1/4 inches.]

[Pursuant to Instruction 3 of Item 10 of Schedule 14A, the Diedrich Coffee, Inc. 1996 Stock Incentive Plan is hereby provided as an appendix to the 1997 Diedrich Coffee, Inc. Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission concurrently herewith. The 1996 Stock Incentive Plan is not a part of the proxy materials first sent to stockholders on or about May 21, 1997.]

                              DIEDRICH COFFEE, INC.

                            1996 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                 PURPOSE OF PLAN

            The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders.

                                   ARTICLE II
                         EFFECTIVE DATE AND TERM OF PLAN

            2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

            2.2 EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated, or expired in accordance with its terms and the terms of this Plan.

            2.3 STOCKHOLDER APPROVAL. This Plan shall be approved by the Company's stockholders within 12 months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

            3.1 NUMBER OF SHARES. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan shall be 775,000, subject to adjustment as set forth in Section 3.4.

            3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

            3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

            3.4 ADJUSTMENT PROVISIONS.

            (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards.

            (b) No fractional interests will be issued under the Plan resulting from any adjustments.

            (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

            (d) The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

            (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause the Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

            3.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Awards issuable in shares of Common Stock under this Plan.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

            4.1 ADMINISTERING BODY.

            (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

            (b) (i) The Board in its sole discretion may from time to time appoint a Committee of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

                (ii) Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Committee, (2) this Plan shall be administered by the Committee, and (3) each of the Committee's members shall be Disinterested Directors, and in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance Based Compensation, then each of the Committee's members shall, in addition to being a Disinterested Director, also be an Outside Director.

                (iii) The Committee shall report to the Board the names of Eligible Persons granted Awards, the number of shares of Common Stock covered by each Award, and the terms and conditions of each such Award.

            4.2 AUTHORITY OF ADMINISTERING BODY.

            (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Award Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Awards shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

            (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, and such other terms and conditions applicable to each individual Incentive Award as the Administering Body shall determine. The Administering Body may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Administering Body may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Incentive Awards may be established by the Administering Body without regard to existing Incentive Awards or other grants.

            (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

            4.3 NO LIABILITY. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

            4.4 AMENDMENTS.

            (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award theretofore granted under this Plan without the written consent of the Recipient to whom such Award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Awards may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

            (b) The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of any Incentive Award as a whole or in part, and adjust or reduce the purchase or exercise price of Incentive Awards held by such Recipient by cancellation of such Incentive Awards and granting of Incentive Awards at lower purchase or exercise prices or by modification, extension or renewal of such Incentive Awards. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

            (c) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

            4.5 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

            4.6 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

            4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

            4.8 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

            4.9 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

            4.10 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

                                    ARTICLE V
                            GENERAL AWARD PROVISIONS

            5.1 PARTICIPATION IN PLAN.

            (a) A person shall be eligible to receive grants of Incentive Awards under this Plan if, at the time of the grant of the Incentive Award, such person is an Eligible Person.

            (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

            (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

            5.2 AWARD DOCUMENTS.

            (a) Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Committee.

            (b) In case of any conflict between this Plan and any Award Document, this Plan shall control.

            5.3 EXERCISE OF STOCK OPTIONS. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with
Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, or as required under Section 5.12 hereof or other applicable section of or regulation under the IRC.

            5.4 PAYMENT FOR AWARDS.

            (a) Payment of Exercise Price. The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

            (b) The Company may assist any person to whom an Award is granted hereunder (including without limitation any officer or eligible director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

            (c) In the discretion of the Administering Body, Awards may be exercised by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

            5.5 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this

Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.

            5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

            (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

            (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying shares of Common Stock covered by any Award unless the Awards and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying shares for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

            5.7 ADDITIONAL CONDITIONS. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body determines appropriate including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

            5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

            5.9 NONASSIGNABILITY. No Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

            5.10 INFORMATION TO RECIPIENTS.

            (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

            (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a

Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient's obligations under this Section 5.10(b)).

            5.11 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

            5.12 LEGENDS ON AWARDS AND STOCK CERTIFICATES. Each Award Document and each certificate representing shares acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

            5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON INCENTIVE AWARDS.

                 (i) Termination for Just Cause. Subject to subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                 (ii) Termination other than for Just Cause. Subject to subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Recipient's termination of employment for:

                      (A) death, Permanent Disability or normal retirement, the
                 Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (2) six months after the date of employment termination.

                      (B) any reason other than for Just Cause Dismissal, death,
                 Permanent Disability or normal retirement, the Recipient's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (2) thirty days after the date of employment termination.

                 (iii) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Stock Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Stock Options shall be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

                 (iv) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of a Stock Option as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Options would expire in accordance with its terms had the Recipient remained continuously employed.

            5.15 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 200,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this
Section 5.15 shall be subject to adjustment as provided in Section 3.4 or under
Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

            5.16 SPECIAL PROVISIONS REGARDING CALIFORNIA PERMITTED PLAN. Notwithstanding any provisions of this Plan to the contrary, during any period that this Plan constitutes a California Permitted Plan, the terms of any Awards granted during such period shall comply with the California Commissioner's guidelines for options granted to and share purchases by employees, directors and consultants as set forth in the California Securities Rules Sections
260.140.41 and 260.140.42 in effect at the time the California Commissioner issues the qualification permit for this Plan, unless and to the extent any such compliance is waived by the California Commissioner. As of the Effective Date, such guidelines require, among other matters (i) that the option exercise price of Stock Options be not less than 85% of the fair value of the underlying shares as of the grant date of the Stock Option, with the exercise price to be not less than 110% of the fair value as of such date in the case of Stock Options granted to Significant Shareholders; (ii) the right to exercise a Stock Option at a rate of at least 20% per year over a five-year period commencing with the option grant date; (iii) in the case of stock purchases, a purchase price of at least 85% of the fair value of the shares at the time the stock purchase right is granted or consummated, with the price to be 100% of the fair value of the shares at such dates in the case of stock purchases by Significant Stockholders; and (iv) that Recipients receive financial statements of the Company at least annually.

                                   ARTICLE VI
                                INCENTIVE AWARDS

            6.1 STOCK OPTIONS.

            (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

            (b) Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price may be greater than or less than the Fair Market Value of the Common Stock subject to the Option, provided that in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Stock Option. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the

Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option which is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

            (c) Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than l0 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may in its discretion at any time and from time to time after the grant of a Stock Option accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

            (d) Special Provisions Regarding Incentive Stock Options.

                (i) Notwithstanding anything in this Section 6.1 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and
(B) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

                (iii) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.

            6.2 RESTRICTED STOCK.

            (a) Award of Restricted Stock. The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

            (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                (ii) Certificates. The Administering Body may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body in its discretion deems necessary or appropriate to enforce such restrictions; and

                (iv) Other Restrictions. The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable including without limitation restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

            (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

            (d) Rights of Recipient. Subject to the provisions of Section 6.2(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including without limitation the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

            (e) Termination of Employment. Unless the Administering Body in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to this Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

            6.3 STOCK APPRECIATION RIGHTS.

            (a) Granting of Stock Appreciation Rights. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

            (b) SARs Related to Options.

                (i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.3(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                (ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable.

                (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

            (c) SARs Unrelated to Options. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons.
Section 6.3(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option exercise price specified in the related Stock Option the initial base amount specified in the Incentive Award shall be used.

            (d) Limits. Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

            (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

            (f) Rule 16b-3. The Administering Body may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 (or any other comparable provisions in effect at the time or times in question).

            6.4 STOCK PAYMENTS. The Administering Body may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

            6.5 DIVIDEND EQUIVALENTS. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the Applicable Dividend Period. Dividend Equivalents may be paid in cash, Common Stock or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine.

            6.6 STOCK BONUSES. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

            6.7 STOCK SALES. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

            6.8 PHANTOM STOCK. The Administering Body is authorized to grant Awards of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

            6.9 OTHER STOCK-BASED BENEFITS. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above which (i) by their terms might involve the issuance or sale of Common Stock or (ii) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

                                   ARTICLE VII
                                 REORGANIZATIONS

            7.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made in the sole discretion of the Administering Body to the terms of the Award as the Administering Body may deem appropriate to give effect to the Reorganization.

            7.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless
(i) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Awards, and/or
(B) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (i) or (ii) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                  ARTICLE VIII
                                   DEFINITIONS

            Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

            "ADMINISTERING BODY" shall mean, subject to the provisions of
Section 4.1(b)(ii) hereof, the Board as long as no Committee has been appointed and is in effect and shall mean the Committee once the Committee has been appointed and is in effect.

            "AFFILIATED ENTITY" means any Parent Corporation or Subsidiary Corporation.

            "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administering Body may specify in the written instrument evidencing the grant of the Dividend Equivalent.

            "AWARD" means any Incentive Award.

            "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

            "BOARD" means the Board of Directors of the Company.

            "CALIFORNIA COMMISSIONER" means the Commissioner of Corporations of the State of California.

            "CALIFORNIA PERMITTED PLAN" means this Plan when at any time the issuance of securities under this Plan is not exempt from qualification under the California Securities Law and the issuance of securities under this Plan is subject to a qualification permit issued by the California Commissioner.

            "CALIFORNIA SECURITIES LAW" means the California Corporate Securities Law of 1968, as amended.

            "CALIFORNIA SECURITIES RULES" means the Rules of the California Commissioner adopted under the California Securities Law.

            "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

                    (i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                    (ii) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company ("Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                    (iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than:

                          (A) a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                          (B) a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                    (iv) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

            "COMMON STOCK" means the common stock of the Company, $.01 par value per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

            "COMPANY" means Diedrich Coffee, Inc., a Delaware corporation.

            "DISINTERESTED DIRECTOR" means any non-employee director of the Company who qualifies as "disinterested" within the meaning of Rule 16b-3.

            "DIVIDEND EQUIVALENT" means a right granted by the Company under
Section 6.5 to a holder of a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

            "EFFECTIVE DATE" means July 16, 1996, which is the date this Plan was adopted by the Board.

            "ELIGIBLE PERSON" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that Disinterested Directors shall not be Eligible Persons at any time the Company is an Exchange Act Registered Company.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

            "EXPIRATION DATE" means the tenth anniversary of the Effective Date.

            "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

            "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

            "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

            "IRC" means the Internal Revenue Code of 1986, as amended.

            "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet Company objectives;
(iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

            "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

            "OTHER STOCK-BASED BENEFITS" means an Incentive Award granted under
Section 6.9 of this Plan.

            "OUTSIDE DIRECTOR" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

            "PARENT CORPORATION" means any Parent Corporation as defined in
Section 424(e) of the IRC.

            "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

            "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow,
(b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

            "PERSON" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

            "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

            "PHANTOM STOCK" means an Incentive Award granted under Section 6.8 of this Plan.

            "PLAN" means this 1996 Stock Incentive Plan of the Company.

            "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

            "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

            "RECIPIENT" means a person who has received an Award under this Plan.

            "REORGANIZATION" means any merger, consolidation or other reorganization.

            "RESTRICTED STOCK" means Common Stock that is the subject of an Award made under Section 6.2 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Incentive Award.

            "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

            "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under
Section 6.3 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

            "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.6 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

            "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

            "STOCK OPTION" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

            "STOCK SALE" means a sale of Common Stock to an Eligible Person under Section 6.7 of this Plan.

            "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in Section 425(f) of the IRC.